Exhibit 99.01
Credit Suisse Energy Summit February 9-11, 2011

Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com. 2

Valero Energy Overview World's largest independent refiner14 refineries 2.6 million barrels per day (BPD) of throughput capacityAverage refinery throughput capacity of 185,000 BPDOne of the nation's largest fuel retailers with approximately 5,800 branded marketing sitesOne of the largest ethanol companies in U.S. 10 large-capacity and efficient plants with total of 1.1 billion gallons/year (72,000 BPD) of production capacity All plants located in resource-advantaged corn beltApproximately 20,000 employees 3

Geographically Diverse Operations 4 Refinery Capacities (000 bpd) Capacities (000 bpd) Nelson Index Refinery Total Through-put Crude Oil Nelson Index Aruba 235 235 8.0 Ardmore 90 86 12.0 Benicia 170 145 15.0 Corpus Chris. 315 205 20.6 Houston 145 90 15.1 McKee 170 168 9.5 Memphis 195 180 7.5 Port Arthur 310 290 12.7 Quebec City 235 230 7.7 St. Charles 250 190 15.2 Texas City 245 225 11.1 Three Rivers 100 95 12.4 Wilmington 135 85 15.8 Total or Avg. 2,595 2,224 12.1

(CHART) Continued Global Demand Growth Important to Refining Margins Refining is a global business - global demand growth matters to refiners everywhereStrong growth in emerging markets is leading the surge in global petroleum demand estimated at 2.5 million BPD in 2010 5 Source: Consultant and Valero estimates

Simple Refining Margins Bottomed in 2009, Recovery Started in 2010 6 Gulf Coast LLS Margins Margins improving from strong global demand, particularly in emerging markets, and capacity rationalizationRecent cold weather and restocking from 4Q10 French strike in OECD countries helping distillate demand and margins per bbl Source: Argus; 2011 year-to-date through February 3

Strong Demand for Waterborne Light-Sweet Crude Oils Creating Large Feedstock Discounts 7 (CHART) $/barrel

Strong Demand for Waterborne Light-Sweet Crude Oils Creating Large Feedstock Discounts

- **Light-sweet waterborne crude oils are the marginal feedstock in strong demand**
  - Examples: LLS, Brent, among others
- **Lower-quality and logistically constrained crude oils seeing wide discounts**
  - Maya, WTI, Mars, ANS
- **Expect key drivers of sour crude discounts to continue**
  - OPEC increasing production of lower-quality heavier crudes
  - Light product demand outpacing heavy product demand growth
  - Supply of low-quality crudes from Latin America has been better than expected
  - Logistics lagging production growth of crude oils going to Cushing
- **Longer term, expect to benefit from Canadian heavy crude oil to Gulf Coast**

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Valero Has Significant Leverage to Lower-cost Feedstocks and Wider Throughput Margins 9 9 Gulf Coast62% (1,600 mbpd) Mid-Con17% (455 mbpd) West Coast12% (305 mbpd) Northeast (Canada)9% (235 mbpd) Throughput Capacity (CHART) Maya/Mars Heavy Sour Coking WTI Cracking ANS Medium Sour Coking Brent Cracking Primary Configuration >80% of Valero's feedstocks are discounted versus waterborne light-sweet crudes (LLS, Brent)

Gulf Coast Heavy Sour Coking Margins Leading the Recovery Leading the Recovery Leading the Recovery 10 Source: Argus; 2011 year-to-date through January 31; see Appendix for details on refinery configuration assumptions

Valero's Gulf Coast System Well-Positioned for Global Export Opportunities 11 Our large, complex refineries on Gulf Coast are competitive with low-cost operations and feedstocksStructural supply-demand imbalance in Latin America and diesel-shortage in Europe provide higher-margin export opportunitiesLow-cost natural gas is a competitive cost advantage versus other global refiners(CHART) 1Based on 854 MBPD of average total U.S. gasoline and diesel exports from 1Q09 - Nov. 10

(CHART) (CHART) Rationalization of Industry Capacity Continues Source: Valero EnergyNote: 2011 and 2012 estimates include announced future capacity closures MBPD 12 Source: Valero Energy MBPD As we said previously, refining capacity continues to shut down in the industry, particularly marginal plants with upcoming capital requirements

Valero's Strategic Priorities

- Manage overhead and maintain investment grade credit rating
- Improve margin capture, operating costs, and reliability at refineries
- Complete major, value-added capital projects at key refineries
- Optimize portfolio – continue "high-grading" strategy of the last several years
  - Asset Sales: sold underperforming and non-core assets
  - Evaluate attractively priced acquisitions that improve competitiveness via higher margins and lower costs and broaden geographic reach
- Add selective investments in retail and alternative fuels for U.S. market

Goal: Increase returns to grow long-term shareholder value

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Achieving Significant Cost Reductions 14 (CHART) (CHART) Since beginning of 2007, we have achieved $620 million in pre-tax cost savingsIn 2011, targeting another $100 million in pre-tax cost savings

Continuing to Make Our Refineries More Competitive



Valero Refinery Cash Operating Expenses Excluding Energy
Better
2nd Quartile
1st Quartile Industry Rank
2008
2009
2010

Source: Solomon Associates and Valero Energy



Valero Personnel Index
Better
2nd Quartile
1st Quartile Industry Rank
2008
2009
2010

Source: Solomon Associates and Valero Energy

- Industry benchmarking survey shows Valero is continuing to improve on its competitive, low-cost operations
  - 2010 was Valero's best companywide performance in five years
  - Corpus Christi refinery ranked as one of the best facilities on the Gulf Coast for costs

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Continuing to Make Our Refineries More Competitive


Valero Refinery Energy Efficiency
Better
3rd Quartile
2nd Quartile
1st Quartile Industry Rank
2008
2009
2010

Source: Solomon Associates and Valero Energy


Valero Refinery Mechanical Availability (Reliability)
Better
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile Industry Rank
2008
2009
2010

Source: Solomon Associates and Valero Energy

- Our goal is to be a 1st-quartile refiner in industry benchmark surveys
- Expect big reliability improvement after major 1Q11 turnarounds, particularly for Port Arthur coke drums and St. Charles FCC revamp

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Strong Contribution from Retail (CHART) Retail Performance (Trailing 4Q Avg.)(U.S. and Canada) 17 In 2010, retail had best 1st and 2nd quarters and 2nd best year in Valero history Improvement in retail earnings with smaller asset base = better returnsSince 2005, more than doubled total operating income on 12% fewer total sites

Strong Contribution from Ethanol 18 Large, efficient plants in great location have competitive advantage on costsAcquired world-class ethanol plants at an average of 35% of replacement costIn less than 2 years, cumulative operating income less depr. & amort. expense (EBITDA) was $427 million, or 56% of ethanol plants purchase prices (CHART) Ethanol Operating Income before Depr. & Amort. Expense (EBITDA, millions)

(CHART) (CHART) Adding to Financial Strength Investment grade credit ratingEnded 4Q10 with $3.3 billion of cash and nearly $4 billion of additional liquidityNet debt-to-cap ratio at 12/31/10 was 25%, far below credit facility covenant of 60%No other coverage-type ratios or borrowings on bank revolverSignificant liquidity enables Valero to take advantage of investment opportunities Net Debt-to-Capitalization Ratio (period-end) Total Liquidity, December 31, 2010 (millions) (Credit Facility, Letters of Credit, etc.) ($5.86/share ) 19

Shifting Capital Spending to Economic Growth Projects 20 "Stay-in- business" spending 2011 estimated Regulatory spending estimated to decline as Benicia scrubber and MSAT2 projects were completed in 2010There are potential benefits of a recently passed tax law allowing 100% deduction on capital projects

Economic Growth Projects Mainly Geared Toward High Oil/Low Natural Gas Prices Potential for significant earnings power and project returnsProjects developed based on our "bullish crude, bearish natural gas" price outlookThese projects represent over 75% of strategic capital spending in 2010 and 90% in 2011 21 1D&A = depreciation and amortization expense; See Appendix for price assumptions and project descriptions; 2estimated IRR is unlevered and could improve due to pending changes in tax laws regarding accelerated depreciation expense; 3Most of project commissioned in 2010 Refinery Project Estimated Completion Date Estimated Annual Op. Inc. before D&A using Base Case1 (millions) Estimated IRR2 using Base Case Estimated Annual Op. Inc. before D&A using 2011 Fwd Curve Prices1 (millions) Memphis FCC Revamp 2Q113 $75 20% $86 St. Charles FCC Revamp 2Q11 $140 30% $135 McKee & Memphis New Hydrogen Plants 1Q12 $105 39% $136 Port Arthur New Hydrocracker 3Q12 $485 21% $620 Montreal New Products Pipeline 4Q12 $55 12% $55 St. Charles New Hydrocracker 4Q12 $325 16% $467 Total $1,185 20% $1,500

Why Invest in Valero Today? 22

Appendix 23

Impact of Cost Savings Programs Impact of Cost Savings Programs 24 Ongoing cost savings programs have contributed to Valero's competitiveness and improved financial performance millions (CHART)

Valero Has Competitive, Low-Cost Refining Operations 25 Refining Cash Operating Expenses less Natural Gas Usage ($/bbl) Source: Macquarie Capital (CHART)

Valero Has High Conversion Refining System Valero Has High Conversion Refining System 26 Note: CDU = crude distillation unit; conversion capacity is the sum of each company's FCC, hydrocracking, and coking capacity Source: PIRA Energy Group 12/16/10 (CHART) We believe size and conversion ratio matter to competitivenessProvides flexibility to process a wide variety of discounted feedstocks into a high proportion of high-value clean products

Memphis FCC Revamp Project

Investment Highlights

- Favorable economics driven by better reliability and gains on margin and volume
- Improves flexibility to run lower-quality feedstocks
- Improves FCC reliability and increases run length between turnarounds to four years from 1.5 years
  - Increase in run length drives estimated annualized savings of $0.17/barrel

Summary of Project Status and Economics[1]	
Estimated timing of full benefit	2Q11[3]
Estimated total investment (mil.)	$255
Cumulative spend thru 4Q10 (mil.)	$255
Estimated Incremental Operating Income before D&A[2] (mil.), Base Case	$75
Estimated Unlevered IRR on Total Spend, Base Case	20%
Estimated Incremental Operating Income before D&A[2] (mil.), 2011 Fwd Curve	$86

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense; [3]Most of project commissioned in 2010

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St. Charles MSCC to FCC Conversion Project

Investment Highlights

- Favorable economics driven by better reliability and gains on margin and volume
- Improves FCC reliability and increases run length between turnarounds to four years from 1.5 years
- Adds 5%+ volume expansion through FCC
- Improves energy efficiency via new power recovery turbine
- Doubles flexibility of FCC to process lower-priced resid feedstocks, backing out higher-priced VGO

Summary of Project Status and Economics[1]	
Estimated completion date	2Q11
Estimated total investment (mil.)	$310
Cumulative spend thru 4Q10 (mil.)	$210
Estimated Incremental Operating Income before D&A[2] (mil.), Base Case	$140
Estimated Unlevered IRR on Total Spend, Base Case	30%
Estimated Incremental Operating Income before D&A[2] (mil.), 2011 Fwd Curve	$135

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

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Hydrogen Plant Projects

Investment Highlights

- Favorable economics driven by cost savings and gains on margin and volume
- Reduces cost of hydrogen by using cheaper natural gas instead of more expensive crude oil
- Natural gas price per mmBtu (energy unit) is approximately 1/3 the price per mmBtu as WTI crude oil
- Projects will be at the McKee and Memphis refineries
- Memphis project also includes conversion of a distillate hydrotreater to a mild hydrocracker

Summary of Project Status and Economics[1]	
Estimated completion date	1Q12
Estimated total investment (mil.)	$180
Cumulative spend thru 4Q10 (mil.)	$25
Incremental Operating Income before D&A[2] (mil.), Base Case	$105
Unlevered IRR on Total Spend, average, Base Case	39%
Estimated Incremental Operating Income before D&A[2] (mil.), 2011 Fwd Curve	$136

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

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Port Arthur Hydrocracker Project

Investment Highlights

- Favorable economics driven by margin and volume gains
- Main unit is 50,000 barrels/day hydrocracker plus facilities to process over 150,000 barrels/day of high-acid, heavy sour Canadian crude
- Creates high-value products from low-value feedstocks plus hydrogen sourced from relatively inexpensive natural gas
- Unit has volume expansion of 25%-30%: 1 barrel of feedstocks yields 1.25 to 1.3 barrels of products
- Main products are high-quality diesel and jet fuel for growing global demand for middle distillates
- Located at large, Gulf Coast refinery to leverage existing operations and export logistics

Summary of Project Status and Economics[1]	
Estimated completion date	3Q12
Estimated total investment (mil.)	$1,525
Cumulative spend thru 4Q10 (mil.)	$600
Estimated Incremental Operating Income before D&A[2] (mil.), Base Case	$485
Estimated Unlevered IRR on Total Spend, Base Case	21%
Estimated Incremental Operating Income before D&A[2] (mil.), 2011 Fwd Curve	$620

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

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VALERO

Montreal Pipeline Project

Investment Highlights

- Favorable economics driven by reducing transportation costs and growing volumes
- New pipeline with 100,000 barrels/day of throughput capacity
- Planned closure of Shell Montreal refinery allows Valero to place additional products into Montreal and Ontario markets
- Quebec refinery is largest refinery in the region with 1st-quartile performance and has a cost advantage

Summary of Project Status and Economics[1]	
Estimated completion date	4Q12
Estimated total investment (mil.)	$370
Cumulative spend thru 4Q10 (mil.)	$42
Estimated Incremental Operating Income before D&A[2] (mil.)	$55
Estimated Unlevered IRR on Total Spend	12%



Jean-Gaulin Refinery
Saint-Apollinaire
Laurier-Station
Saint-Henri-de-Lévis
Saint-Agapit
Trois-Rivières
Louiseville
Maskinongé
Berthierville
Sorel-Tracy
Plessisville
Princeville
Victoriaville
L'Assomption
Repentigny
Montréal
Boucherville
Drummondville
Sainte-Rosalie
Saint-Hyacinthe
Mont-Saint-Hilaire
Beloeil
Study area
Corridor location selected
Pipeline route

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

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St. Charles Hydrocracker Project

Investment Highlights

- Favorable economics driven by margin and volume gains
- Main unit is 50,000 barrels/day hydrocracker
- Creates high-value products from low-value feedstocks plus hydrogen sourced from relatively inexpensive natural gas
- Unit has volume expansion of 25%-30%: 1 barrel of feedstocks yields 1.25 to 1.3 barrels of products
- Main products are high-quality diesel and jet fuel for growing global demand for middle distillates
- Located at large, Gulf Coast refinery to leverage existing operations

Summary of Project Status and Economics[1]	
Estimated completion date	4Q12
Estimated total investment (mil.)	$1,360
Cumulative spend thru 4Q10 (mil.)	$600
Estimated Incremental Operating Income before D&A[2] (mil.), Base Case	$325
Estimated Unlevered IRR on Total Spend, Base Case	16%
Estimated Incremental Operating Income before D&A[2] (mil.), 2011 Fwd Curve	$467

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

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Project Price Set Assumptions 33 Commodity Base Case($/barrel) 2011 Fwd Curve as of 2/2/11 ($/barrel) Comments WTI 85.00 96.54 WTI - USGC HS Gas Oil -3.45 -8.66 USGC Gas Crack 6.00 9.47 USGC ULSD Crack 11.00 19.17 Natural Gas, $/MMBTU (HHV) 5.00 4.51 Prices shown below are for illustrating a potential estimate for Valero's economic projectsPrice assumptions are based on a blend of recent market prices and Valero's price forecast

Project Price Sensitivities 34 Operating Income before D&A1 Sensitivities (Delta $ millions/year) Port Arthur HCU St. Charles HCU Memphis & McKee Hydrogen Plants Memphis FCC St. Charles FCC Montreal Products Pipeline WTI, + $1/BBL 3.5 3 2.5 0.4 1.2 N/A WTI - USGC HS Gas Oil, + $1/BBL 14.1 14.1 N/A N/A 0.8 N/A USGC Gas Crack, + $1/BBL 12 12 0.9 3.6 0.6 N/A USGC ULSD Crack, + $1/BBL 16.5 18 0.3 (0.7) (2.0) N/A Natural Gas, - $1/MMBTU 15.2 15.2 6.5 N/A N/A N/A Total Investment IRR to 10% cost 1.3% 1.5% 6.3% 1.9% 2.7% 0.9% 1D&A = depreciation and amortization expense Price sensitivities shown below are for illustrating a potential estimate for Valero's economic projectsPrice assumptions are based on a blend of recent market prices and Valero's price forecast

35 Source: Valero and Consultant Estimates MMBPD (CHART) Global CDU Capacity and Additions

(CHART) (CHART) Continued Global Demand Growth Important to Refining Margins 36 Source: Consultant and Valero estimates Source: Consultant and Valero estimates MMBPD MMBPD Forecast Forecast

Global Refining Capacity Rationalization

Location	Owner	CDU Capacity Closed (MBPD)	Year Closed
Bakersfield, CA	Big West	65	2008
Westville, NJ	Sunoco	145	2009
Delaware City, DE	Valero	190	2009
Bloomfield, NM	Western	17	2009
Teesside, UK	Petroplus	117	2009
Gonfreville, France*	Total	100	2009
Dunkirk, France	Total	140	2009
Mizushima/Negishi/Oita, Japan*	Nippon Oil	205	2009
Toyama, Japan	Nippon Oil	57	2009
Arpechim, Romania	Petrom	70	2009
Cartagena, Spain*	Repsol	100	2009
Bilboa, Spain	Repsol	100	2009
Montreal, Canada	Shell	130	2010
Yorktown, Virginia	Western	65	2010
Riechstett, France	Petroplus	85	2010
Wilhelmshaven, Germany	ConocoPhillips	260	2010
Cremona, Italy	Tamoil	94	2011
St. Croix, U.S. Virgin Islands	Hovensa	150	2011
Harburg, Germany	Shell	107	2012

*Partial closure of refinery captured in capacity

Note: This data represents refineries currently closed, ownership may choose to restart or sell listed refinery

Sources: Industry and Consultant reports and Valero estimates

2008

- Limited refinery closures, began seeing key project delays and cancellations

2009

- Did not see substantial closure announcements until second half

2010

- More closures announced
- Large integrated companies began rationalizing capacity
- Continued announcements of delays and cancelations of large refinery expansions and new build projects

2011

- Additional capacity closures announced

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Global Refining Capacity For Sale or Under Strategic Review 38 Location Owner CDU Capacity (MBPD) Stanlow, UK Shell 267 Gothenburg, Sweden Shell 80 Kapolei, HI Chevron 54 Pembroke, UK Chevron 210 Meraux, LA Murphy 125 Superior, WI Murphy 35 Milford Haven, UK Murphy 108 Lindsey, UK Total 221 Whitegate, Ireland ConocoPhillips 70 Mazeikai, Lithuania PKN 190 Various Japanese Locations JX Energy 400 Keihin, Japan Showa Shell 120 Incheon, South Korea SK Group 275 Humber, UK ConocoPhillips 220 Texas City, Texas BP 475 Carson, California BP 265 Sources: Industry and Consultant reports and Valero estimates

Note: Availability of world CDU capacity assumed to average ~94%; Historical CDU capacity data from the DOE; USGC 5/3/2 = 3*USGC Gasoline+2*USGC ULSD-5*WTI Estimate global spare refining capacity fell from 7 million BPD of at end of 2009 to 5.7 million BPD at end of 2010(CHART) MMBPD Margin/bbl Golden Age Global Spare Capacity 39

Made Excellent Ethanol Acquisitions



- **Built position for average of only 35% of estimated replacement cost**
  - 2Q09: acquired 7 plants with 780 million gallons per year of world-scale capacity in advantaged locations
  - 1Q10: Added 3 plants with 330 million gallons per year of capacity
- **Favorable margin outlook**
  - High crude oil prices support ethanol prices
  - Plentiful corn and increasing corn yields
  - 2011 ethanol mandate grows 5% over 2010
  - Expect demand to outgrow capacity, but blend wall must be addressed
  - To incentivize new builds, margins must be high enough to yield reasonable return on higher-cost, new-build plants
- **Valero's low-cost acquisitions of high-quality plants imply a competitive advantage in any margin environment**
- **Provides platform for future production of advanced biofuels**

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U.S. Ethanol Demand BGal/yr We expect ethanol volumes to meet corn RFS requirements, but expect advanced (cellulosic) ethanol to develop more slowly than prescribedCurrent corn ethanol capacity is approximately 13.7 BGPY (13.1 BGPY operational) and the 2015 RFS for corn-based ethanol is 15 BGPY Source: Consultant and Valero estimates Ethanol Grows as Part of the Fuel Mix 41

World Demand Favors Diesel World Demand Favors Diesel World Demand MMBPD Diesel demand is expected to recover past prior highs and grow rapidlyDiesel demand has grown to become much larger than gasoline globallyGrowing global diesel demand is an export opportunity for U.S. refineries History Forecast Source: Consultant, IEA, and Valero estimates 42

Gasoline Fundamentals 43 43 (CHART) USGC Gasoline Crack (per bbl) U.S. Gasoline Demand (mmbpd) (CHART) Source: Argus; 2011 data through January 28 Source: DOE weekly data; 2011 data through week ending January 28 Source: DOE weekly data; 2011 data through week ending January 28 Source: DOE weekly data; 2011 data through week ending January 28 U.S. Gasoline Days of Supply (CHART) U.S. Imports of Gasoline and Blendstocks (mbpd)

Distillate Fundamentals 44 44 (CHART) USGC On-road Diesel Crack (per bbl) U.S. Distillate Demand (mmbpd) (CHART) (CHART) Source: Argus; 2011 data through January 28 Source: DOE weekly data; 2011 data through week ending January 28 Source: DOE weekly data; 2011 data through week ending January 28 Source: DOE monthly data; 2009 data through November 2010 U.S. Distillate Days of Supply U.S. Distillate Net Imports (mbpd)

U.S. Transport Indicators: Trucking Indicators Source: BTS Source: ATA Source: ATA 45

(CHART) U.S. Transport Indicators 46 46

(CHART) (CHART) Mexico Statistics Diesel Net Imports (MBPD) Source: PEMEX Gasoline Net Imports (MBPD) Source: PEMEX (CHART) Crude Unit Throughput (MBPD) Crude Unit Utilization (CHART) 47 Source: PEMEX Source: PEMEX

Valero Financial Information (unaudited)

Valero Financial Information (unaudited) as of 12/31/10

- Total current assets: $13.5 billion
- Cash balance: $3.3 billion
- Total current liabilities: $8.8 billion
- Current maturities: $822 million
- Stockholder's equity: $15.0 billion
- Market value of LIFO inventories: $10.8 billion, excess of market value over book value of $6.1 billion and a book value of $4.7 billion

Refinery Configuration Margins

- Gulf Coast Heavy-Sour Coking = 0.6*USGC 87 Gasoline + 0.4*USGC On-road Diesel – (0.5*Maya Crude Oil + 0.5* Mars Crude Oil)
- Mid-Con WTI Cracking = 0.6*Group 3 87 Gasoline + 0.4*Group 3 On-road Diesel – WTI Crude Oil
- West Coast Medium-Sour Coking = 0.6*CARBOB + 0.4*San Francisco On-Road Diesel – ANS Crude Oil
- Northeast Light-Sweet Cracking = 0.5*NYH RBOB + 0.5 NYH On-Road Diesel – Brent Crude Oil

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Investor Relations Contacts For more information, please contact:Ashley SmithVice President, Investor Relations210.345.2744ashley.smith@valero.comMatthew JacksonInvestor Analyst210.345.2564matthew.jackson@valero.com 49